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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 25, 2004
                                                 -------------------------------



                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)


        New York                    1-15286                     11-2418067
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    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)

            388 Greenwich Street, New York, New York          10013
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         (Address of principal executive offices)             (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)
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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         Exhibits:

         Exhibit No.       Description
         -----------       -----------

            1.01 Terms Agreement, dated March 25, 2004, between the Company and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's Equity Linked Securities (ELKS(R)) based upon the common stock of Newmont Mining Corporation due March 31, 2005.

            4.01 Form of Note for the Company's Equity Linked Securities (ELKS(R)) based upon the common stock of Newmont Mining Corporation due March 31, 2005.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 30, 2004               CITIGROUP GLOBAL MARKETS
                                           HOLDINGS INC.



                                     By:   /s/ Mark I. Kleinman
                                         ---------------------------------------
                                           Name:  Mark I. Kleinman
                                           Title: Executive Vice President
                                                  and Treasurer